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                                  iShares(R)

                                 iShares Trust
                       Supplement dated August 26, 2010
                 to the Prospectus dated July 1, 2010 for the
                     iShares Barclays Aggregate Bond Fund
                                 (the "Fund")

   The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus for the Fund.

Effective immediately, the following paragraph replaces the first paragraph on page S-3 of the Prospectus:

As of May 31, 2010, approximately 33.3% of the bonds represented in the Underlying Index were U.S. fixed-rate agency mortgage pass-through securities. U.S. fixed-rate agency mortgage pass-through securities are securities issued by entities such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC") that are backed by pools of mortgages. Most transactions in fixed-rate mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. The Fund may enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short-term instruments, including shares of money market funds affiliated with BFA. The Fund will assume its pro rata share of the fees and expenses of any money market fund that it may invest in, in addition to the Fund's own fees and expenses. The Fund may also acquire interests in mortgage pools through means other than such standardized contracts for future delivery.

If you have any additional questions, please call 1-800-iShares
(1-800-474-2737).


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                                iShares(R) is a registered trademark of BlackRock Institutional Trust Company, N.A.
                                                                       IS-A-AGG-S1
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